UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 29, 2016

CINCINNATI BELL INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
221 East Fourth Street
Cincinnati, OH 45202
(Address of Principal Executive Office)
Registrant's telephone number, including area code: (513) 397-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2016 Annual Meeting of Shareholders of the Company was held on April 29, 2016. The final voting results for each of the proposals submitted for a vote of the shareholders are set forth below.
Proposal 1
The shareholders elected the following nine Company nominees for director to serve a one-year term until the 2017 Annual Meeting of Shareholders and until their respective successors are elected and qualified. The voting results were as follows:

	For	Against	Abstain	Broker Non-Votes

Phillip R. Cox	158,924,563	8,227,332	242,164	29,157,642
John W. Eck	165,955,147	991,686	447,226	29,157,642
Jakki L. Haussler	165,884,124	1,085,314	424,624	29,157,642
Craig F. Maier	165,040,634	1,937,633	415,792	29,157,642
Russel P. Mayer	166,105,236	866,256	422,567	29,157,642
Lynn A. Wentworth	159,861,740	7,115,172	417,147	29,157,642
Martin J. Yudkovitz	165,576,101	1,238,334	579,624	29,157,642
John M. Zrno	165,931,168	994,386	468,505	29,157,642
Theodore H. Torbeck	166,419,121	760,859	214,079	29,157,642
Proposal 2
The shareholders voted as follows to provide advisory approval of the Company’s executive compensation:

For	Against	Abstain	Broker Non-Votes
115,259,691	42,413,590	9,720,778	29,157,642

Proposal 3
The shareholders voted as follows to approve an amendment to the Cincinnati Bell Inc. 2007 Stock Option Plan for Non-Employee Directors:

For	Against	Abstain	Broker Non-Votes
152,449,586	13,766,557	1,177,916	29,157,642
Proposal 4
The shareholders voted as follows to re-approve the material terms of the performance goals under the Cincinnati Bell Inc. 2011 Short-Term Incentive Plan:

For	Against	Abstain	Broker Non-Votes
154,864,859	2,904,209	9,624,991	29,157,642
Proposal 5
The shareholders voted as follows to ratify the Audit and Finance Committee's appointment of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016:

For	Against	Abstain
193,980,647	2,196,596	374,458

Item 8.01 Other Events.

At its April 29, 2016 meeting, the Board of Directors of the Company approved, and recommended for submission to a vote of its shareholders, a proposal that the shareholders (i) authorize the Board of Directors, in its discretion, to effect a 1-to-5 reverse stock split of its common shares (the “Reverse Stock Split”) prior to December 31, 2016 and (ii) approve the amendment to the Company’s Amended and Restated Articles of Incorporation effecting the Reverse Stock Split and reducing the total number of common shares that the Company is authorized to issue proportionately based on the ratio of the Reverse Stock Split.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date:	May 5, 2016	By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President, General Counsel and Secretary